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                                 EXHIBIT 10.9

                        INTERNATIONAL NETWORK SERVICES

                          CHANGE OF CONTROL AGREEMENT


     This Change of Control Agreement (the "Agreement") is made and entered into by and between _______________________________________ (the "Employee") and
International Network Services (the "Company"), effective as of
___________________________________, 1998 (the "Effective Date").

                                R E C I T A L S
                                ---------------


     A. It is expected that the Company from time to time will consider the possibility of an acquisition by another company or other change of control.
The Board of Directors of the Company (the "Board") recognizes that such consideration can be a distraction to Employee and can cause Employee to consider alternative employment opportunities. The Board has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication and objectivity of Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company.

     B. The Board believes that it is in the best interests of the Company and its shareholders to provide Employee with an incentive to continue his employment and to motivate Employee to maximize the value of the Company upon a Change of Control for the benefit of its shareholders.

     C. The Board believes that it is imperative to provide Employee with certain severance benefits upon Employee's termination of employment following a Change of Control which provides Employee with enhanced financial security and provides incentive and encouragement to Employee to remain with the Company notwithstanding the possibility of a Change of Control.

     D. Certain capitalized terms used in the Agreement are defined in Section 6 below.

     The parties hereto agree as follows:

     1.  Term of Agreement.  This Agreement shall terminate upon the date that
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all obligations of the parties hereto with respect to this Agreement have been satisfied.

     2.  At-Will Employment.  The Company and Employee acknowledge that
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Employee's employment is and shall continue to be at-will, as defined under applicable law. If Employee's employment terminates for any reason, including (without limitation) any termination prior to a Change of Control, Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided by this Agreement, or as may otherwise be available in
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accordance with the Company's established employee plans and practices or pursuant to other agreements with the Company.

     3.  Change of Control.  In the event of a Change of Control (as defined in
         -----------------
Section 6(c) below), the unvested portion of any stock option(s) and/or shares of restricted stock held by Employee under any Company plan ("Unvested Awards") shall vest and become exercisable as follows: (i) Unvested Awards that are scheduled to vest in full within twelve (12) months of the Change of Control shall vest in full as of such Change of Control; (ii) Unvested Awards that are scheduled to vest in full more than twelve (12) months after the Change of Control shall accelerate and become vested as to all but the last twelve (12) months thereof, which shall vest over the twelve (12)-month period beginning on the date of the Change of Control, subject to Employee's continued employment with the Company, except as otherwise provided herein.

     4.  Severance Benefits.
         ------------------

         (a) Involuntary Termination Other than for Cause; Voluntary
             -------------------------------------------------------
Termination for Good Reason; Death; Permanent and Total Disability.  If, within
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twelve (12) months following a Change of Control, Employee's employment is (i)
involuntarily terminated by the Company other than for Cause (as defined herein) or (ii) voluntarily terminated by Employee for Good Reason (as defined herein), then Employee shall receive the following severance benefits from the Company:

             (1) Lump-Sum Severance Payment. A cash payment in an amount equal
                 --------------------------
to one hundred percent (100%) of Employee's Annual Compensation (as defined herein);

             (2) Continued Employee Benefits. One hundred percent (100%)
                 ---------------------------
Company-paid health, dental and vision insurance coverage at the same level of coverage as was provided to such employee immediately prior to the Change of Control (the "Company-Paid Coverage"). If such coverage included Employee's dependents immediately prior to the Change of Control, such dependents shall also be covered at Company expense. Company-Paid Coverage shall continue until the earlier of (i) twelve (12) months from the date of termination, or (ii) the date upon which Employee and his dependents become covered under another employer's group health, dental, vision, long-term disability or life insurance plans that provide Employee and his dependents with comparable benefits and levels of coverage. For purposes of Title X of the Consolidated Budget Reconciliation Act of 1985 ("COBRA"), the date of the "qualifying event" for Employee and his or her dependents shall be the date of the Employee's termination.

             (3) Option and Restricted Stock Accelerated Vesting. One hundred
                 -----------------------------------------------
percent (100%) of the unvested portion of any stock option or restricted stock held by Employee granted to Employee under any Company plan prior to the Change of Control shall automatically be accelerated in full so as to become completely vested.

         (b) Timing of Severance Payments.  Any severance payment to which
             ----------------------------
Employee is entitled under Section 4(a)(1) shall be paid by the Company to Employee in cash and in full, not later than thirty (30) calendar days following the Termination Date.
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         (c)   Voluntary Resignation other than for Good Reason; Termination
               -------------------------------------------------------------
For Cause; Death; Permanent and Total Disability.  If Employee's employment
------------------------------------------------
terminates (i) by reason of Employee's voluntary resignation other than for Good Reason, (ii) by the Company for Cause, or (iii) due to Employee's death or "permanent and total disability" (as such term is defined under Internal Revenue Code Section 22(e)(3) or any successor provision), then Employee shall not be entitled to receive severance or other benefits except for those (if any) as may then be established under the Company's then existing severance and benefits plans and practices or pursuant to other agreements with the Company.

         (d) Termination Apart from Change of Control.  In the event Employee's
             ----------------------------------------
employment is terminated for any reason, either prior to the occurrence of a Change of Control or after the eighteen (18)-month period following a Change of Control, then Employee shall be entitled to receive severance and any other benefits only as may then be established under the Company's existing severance and benefits plans and practices or pursuant to other agreements with the Company.


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     5.  Definition of Terms.  The following terms referred to in this Agreement
         -------------------
shall have the following meanings:

         (a) Annual Compensation.  "Annual Compensation" means an amount equal
             -------------------
to the sum of Employee's (i) annual Company salary at the highest rate in effect in the twelve months immediately preceding Employee's Termination Date, and (ii) 100% of Employee's annual target bonus as in effect immediately prior to the Change of Control or, if greater, 100% of Employee's annual target bonus as of the Termination Date.

         (b) Cause.  "Cause" shall mean either (i) any act of personal
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dishonesty taken by Employee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of Employee,
(ii) Employee's conviction of or entry of a plea of nolo contendere to a felony or a crime causing material harm to the Company, (iii) a willful act by Employee which constitutes gross misconduct and which is injurious to the Company, or
(iv) following delivery to Employee of a written demand for performance from the Company which describes the basis for the Company's belief that Employee has not substantially performed his duties, continued substantial violations by Employee of Employee's obligations to the Company which are demonstrably willful and deliberate on Employee's part.

         (c) Change of Control.  "Change of Control" means the occurrence of
             -----------------
any of the following events:

             (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act) ("Beneficial Owner"), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

             (ii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination;

             (iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the entity that controls the Company or controls such surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or the entity that controls the Company or controls such surviving entity outstanding immediately after such merger or consolidation; or

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             (iv)  The consummation of the sale or disposition by the Company at least seventy-five percent (75%) of the Company's assets.

         (d) Good Reason.   "Good Reason" shall mean (i) without Employee's
             -----------
express written consent, a material reduction of Employee's duties, title, authority or responsibilities, relative to Employee's duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Employee of such reduced duties, title, authority or responsibilities; provided, however, that a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of International Network Services remains as such following a Change of Control and is not made the Chief Financial Officer of the acquiring corporation) shall not constitute "Good Reason"; (ii) without Employee's express written consent, a material reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to Employee immediately prior to such reduction; (iii) a reduction by the Company in the base salary of Employee as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which Employee was entitled immediately prior to such reduction with the result that Employee's overall benefits package is materially reduced; (v) the relocation of Employee to a facility or a location more than thirty-five (35) miles from Employee's then present location, without Employee's express written consent; (vi) any purported termination of Employee by the Company which is not effected for total and permanent disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or
(vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in Section 7(a) below.

         (e) Termination Date.  "Termination Date" shall mean (i) if this
             ----------------
Agreement is terminated by the Company for total and permanent disability, thirty (30) days after notice of termination is given to Employee (provided that Employee shall not have returned to the performance of Employee's duties on a full-time basis during such thirty (30)-day period), (ii) if Employee's employment is terminated by the Company for any other reason, the date on which a notice of termination is given, provided that if within thirty (30) days after the Company gives Employee notice of termination, Employee notifies the Company that a dispute exists concerning the termination or the benefits due pursuant to this Agreement, then the Termination Date shall be the date on which such dispute is finally determined, either by mutual written agreement of the parties, or a by final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected), or (iii) if the Agreement is terminated by Employee, the date on which Employee delivers the notice of termination to the Company.

     6.  Successors.
         ----------

         (a) Company's Successors.  Any successor to the Company (whether
             --------------------
direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner

                                      -5-
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and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this Section 7(a) or which becomes bound by the terms of this Agreement by operation of law.

         (b) Employee's Successors.  The terms of this Agreement and all rights
             ---------------------
of Employee hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     7.  Notice.
         ------

         (a) General.  Notices and all other communications contemplated by
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this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of Employee, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

         (b) Notice of Termination.  Any termination by the Company for Cause
             ---------------------
or by Employee as a result of a voluntary resignation or an Involuntary Termination shall be communicated by a notice of termination to the other party hereto given in accordance with Section 8(a) of this Agreement. Such notice shall indicate the specific termination provision in this Agreement relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated, and shall specify the termination date (which shall be not more than 30 days after the giving of such notice). The failure by Employee to include in the notice any fact or circumstance which contributes to a showing of Involuntary Termination shall not waive any right of Employee hereunder or preclude Employee from asserting such fact or circumstance in enforcing his rights hereunder.

     8.  Miscellaneous Provisions.
         ------------------------

         (a) No Duty to Mitigate.  Employee shall not be required to mitigate
             -------------------
the amount of any payment contemplated by this Agreement, nor shall any such payment be reduced by any earnings that Employee may receive from any other source.

         (b) Waiver.  No provision of this Agreement shall be modified, waived
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or discharged unless the modification, waiver or discharge is agreed to in writing and signed by Employee and by an authorized officer of the Company (other than Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

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         (c) Whole Agreement.  No agreements, representations or understandings
             ---------------
(whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement represents the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements and understandings regarding same.

         (d) Choice of Law.  The validity, interpretation, construction and
             -------------
performance of this Agreement shall be governed by the laws of the State of California.

         (e) Severability.  The invalidity or unenforceability of any provision
             ------------
or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

         (f) Withholding.  All payments made pursuant to this Agreement will be
             -----------
subject to withholding of applicable income and employment taxes to the extent required by law.

         (g) Counterparts.  This Agreement may be executed in counterparts,
             ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year set forth below.


COMPANY                         INTERNATIONAL NETWORK SERVICES



                                By:
                                   ---------------------------------------------

                                Title:
                                      ------------------------------------------


EMPLOYEE
                                ------------------------------------------------


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